UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - FEBRUARY 12, 2008

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3960 Howard Hughes Parkway- 5th Floor Las Vegas, Nevada 89169 (Address of principal executive offices)
702-990-3627 (Registrant's telephone number, including area code)

Amecs Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name to 4C Controls Inc.

Effective February 12, 2008, Amecs Inc. (the “Company”) changed its name to 4C Controls Inc. The Company has amended Article 1 of its Certificate of Incorporation to reflect this new name.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.3 Amendment to the Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMECS INC.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date: February 15, 2008